Net finance costs	12 Months Ended
Dec. 31, 2024
Net finance costs
Net finance costs

8.Net finance costs

Net finance costs comprise finance expense and finance income. Finance income includes income on cash and cash equivalents and income on other financial assets. Finance expense includes interest costs in relation to financial liabilities including interest on bonds and lease liabilities, which represents the unwind of the discount rate applied to lease liabilities. Borrowing costs are recognised based on the effective interest method.

Net finance costs

	2024 £m	2023 £m	2022 £m
Interest income on financial assets at amortised cost:
Other receivables	–	–	38
Cash and cash equivalents	65	25	18
Financial assets measured at fair value through profit or loss	17	7	(5)
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	–	(109)	208
Retranslation of loans and bonds	–	111	(208)
Total finance income	82	34	51
Interest expense arising on:
Financial liabilities at amortised cost	(389)	(409)	(274)
Derivatives at fair value through profit or loss	–	–	6
Reclassification of hedges from other comprehensive income	22	23	18
Net gains and losses arising from:
Financial instruments mandatorily measured at fair value through profit or loss	11	–	–
Retranslation of loans and bonds	(13)	–	–
Finance expense arising on lease liabilities	(5)	(5)	(4)
Other finance expense	(10)	(11)	(4)
Total finance expense	(384)	(402)	(258)
Net finance costs	(302)	(368)	(207)